Exhibit No. 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Regis Corporation (the Registrant) on Form 10-Q for the fiscal quarter ending September 30, 2019 filed with the Securities and Exchange Commission on the date hereof, Hugh E. Sawyer, President and Chief Executive Officer of the Registrant, and Andrew H. Lacko, Executive Vice President and Chief Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report on Form 10-Q complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarter Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

October 29, 2019

/s/ Hugh E. Sawyer
Hugh E. Sawyer, President and Chief Executive Officer

October 29, 2019

/s/ Andrew H. Lacko
Andrew H. Lacko, Executive Vice President and Chief Financial Officer